SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12

                         PRINCIPAL INVESTORS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:
                    Principal Investors Funds and Proxy Vote

Principal Investors Fund, Inc. will be soliciting shareholder approval on several issues in late 2006. The issues addressed in these shareholder solicitations will include addition of some current WM Group of Funds directors to the Principal Investors Funds board, changes to the current 12b-1 plans and fund mergers. A complete list of the issues addressed and the impacted shareholders is available here. Several issues result from our acquisition of WM Advisors (WMA), which was announced in July

On July 25, 2006, the Principal Financial Group(R) announced its plan to acquire WM Advisors, Inc. and its subsidiaries from Washington Mutual, Inc. The transaction is expected to close year-end 2006.

Upcoming Fund Mergers
Pending approval by WM Group of Funds shareholders, The Principal(R) plans to strength its retail investment offerings by merging assets under management currently held with WM Group of Funds into the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. The fund mergers are slated to take place in January 2007.

Proxy Mailings
Several issues related to this proposal require shareholder approval. We expect proxy statements and voting ballots to be mailed after November 3, 2006. Shareholder votes will be determined by the positions held on the date of record which is October 6, 2006.

Shareholders can vote by phone (refer to your proxy materials for the toll-free voting number), vote online by visiting the Internet site listed on your proxy card or vote by mail. Specific voting information will be included in your proxy mailing.

If you have questions about the voting process or if you have misplaced your proxy materials, please call 1-866-904-8750. Staff will be on hand to assist you Monday - Friday from 9 a.m. - 11 p.m. (Eastern) and on Saturday from 12 p.m. - 6 p.m. (Eastern).

Please Vote!
It is very important that shareholders vote as soon as possible. Ballots are due back to the proxy solicitor by December 15, the date of the shareholder meeting. Eventually, the proxy solicitation firm will begin contacting shareholders who have not voted their shares. Each effort to contact shareholders results in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders - or failing to achieve a successful vote - could lead to higher expenses.

--------------------------------------------------------------------------------
This solicitation is sent by the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. board of directors in connection with the special meeting of shareholders to be held on December 15, 2006 at 2 p.m. at 680-8th St., Des Moines, IA, 50392, and at any adjournment or postponement thereof.
--------------------------------------------------------------------------------

Please read the proxy statement when available because it contains important information. The proxy statement is also available at no cost on the SEC's Web site (http://www.sec.gov/).


Principal Investors Fund, Inc. is distributed by Princor Financial Services Corporation, 800-247-4123, member SIPC. Securities are offered through Princor(R) and/or independent broker/dealers. Securities sold by a Princor Registered Representative are offered through Princor. Princor is a member of the Principal Financial Group(R), Des Moines, IA 50392.


Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.


#6290092008


For use with the public.

       (Article on SSC) Retirement Clients (PIF I and Plan Share Classes
                    --former ABN AMRO Trust Company clients)
                               Plan Sponsors Vote


                     Principal Investors Funds Proxy Vote

Principal Investors Fund, Inc. will be soliciting shareholder approval on several issues in late 2006. The issues addressed in these shareholder solicitations will include addition of some current WM Group of Funds directors to the Principal Investors Funds boards, changes to the current 12b-1 plans and fund mergers. A complete list of the issues addressed and the impacted shareholders is available here. Several issues result from our acquisition of WM Advisors (WMA), which was announced in July.

On July 25, 2006, the Principal Financial Group(R) announced its plan to acquire WM Advisors, Inc. and its subsidiaries from Washington Mutual, Inc. The transaction is expected to close year-end 2006.

Upcoming Fund Mergers
Pending approval by WM Group of Funds shareholders, The Principal(R) plans to strength its retail investment offerings by merging assets under management currently held with WM Group of Funds into the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. The fund mergers are slated to take place in January 2007.

Proxy Mailings
Several issues related to this proposal require shareholder approval, and we expect proxy statements and voting ballots will be mailed to you after November 3, 2006. Shareholder votes will be determined by the positions held on the date of record which is October 6, 2006.

Shareholders can vote by phone (refer to your proxy materials for the toll-free voting number), vote online by visiting the Internet site listed on your proxy card or vote by mail. Specific voting information will be included in your proxy mailing.

If you have questions about the voting process or if you have misplaced your proxy materials, please call 1-866-904-8750. Staff will be on hand to assist you Monday - Friday from 9 a.m. - 11 p.m. (Eastern) and on Saturday from 12 p.m. - 6 p.m. (Eastern).

Please Vote!
It is very important that shareholders vote as soon as possible. Ballots are due back to the proxy solicitor by December 15, the date of the shareholder meeting,

Benefits of the Merger
o The WM Advisors acquisition represents an exceptional strategic fit for The Principal. It adds important scale to one of our key asset accumulation retail distribution opportunities.

o The combined mutual fund complex will extend to clients of both organizations a more well-rounded inventory of mutual fund solutions, including the successful lifecycle fund offering - the Strategic Asset Management Funds.

o The merger will result in Principal Management Corporation (manager and recordkeeper of the Principal Investors Funds) being the 43rd largest mutual fund company and the fourth largest provider of lifecycle funds in the United States. This status reinforces our position as an industry leader, not just in retirement plan services, but in investment management as well.

Contact your representative at The Principal if you have additional questions.

--------------------------------------------------------------------------------
This solicitation is sent by the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. board of directors in connection with the special meeting of shareholders to be held on December 15, 2006 at 2 p.m. at 680-8th St., Des Moines, IA, 50392, and at any adjournment or postponement thereof.
--------------------------------------------------------------------------------

Please read the proxy statement when available because it contains important information. The proxy statement is also available at no cost on the SEC's Web site (http://www.sec.gov/).

Principal Investors Fund, Inc. is distributed by Princor Financial Services Corporation, 800-247-4123, member SIPC. Securities are offered through Princor(R) and/or independent broker/dealers. Securities sold by a Princor Registered Representative are offered through Princor. Princor is a member of the Principal Financial Group(R), Des Moines, IA 50392.



Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.

#6290092008

           RSC Article to Retirement Principal Advantage Participants
    (PIF Plan share classes -- Principal Advantage Product, excluding former ABN AMRO Trust Co. clients, Indiana Trust and Citizens Bank)--Participants vote

                      Principal Investors Funds Proxy Vote

Principal Investors Fund, Inc. will be soliciting shareholder approval on several issues in late 2006. The issues addressed in these shareholder solicitations will include addition of some current WM Group of Funds directors to the Principal Investors Funds boards, changes to the current 12b-1 plans and fund mergers. A complete list of the issues addressed and the impacted shareholders is available here. Several issues result from our acquisition of WM Advisors (WMA), which was announced in July.

On July 25, 2006, the Principal Financial Group(R) announced its plan to acquire WM Advisors, Inc. and its subsidiaries from Washington Mutual, Inc. The transaction is expected to close year-end 2006.

WM Advisors, Inc. is a registered investment advisor that:
     o Provides investment advisory services through mutual funds, variable trust funds, and asset allocation portfolios to a retail client base across the United States
     o    Represents an exceptional strategic fit for The Principal(R)
     o    Adds important scale to one of our key asset accumulation businesses
     o    Further strengthens our global asset management capabilities
     o    Expands our distribution opportunities

Upcoming Fund Mergers
Pending approval by WM Group of Funds shareholders, The Principal(R) plans to strength its retail investment offerings by merging assets under management currently held with WM Group of Funds into the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. The fund mergers are slated to take place in January 2007.

Proxy Mailings
Several issues related to this proposal require shareholder approval. Proxy statements and voting ballots will be mailed to you after November 3, 2006. Shareholder votes will be determined by the positions held on the date of record which is October 6, 2006.

Shareholders can vote by phone (refer to your proxy materials for the toll-free voting number), vote online by visiting the Internet site listed on your proxy card or vote by mail. Specific voting information will be included in your proxy mailing.

If you have questions about the voting process or if you have misplaced your proxy materials, please call 1-866-904-8750. Staff will be on hand to assist you Monday - Friday from 9 a.m. - 11 p.m. (Eastern) and on Saturday from 12 p.m. - 6 p.m. (Eastern).

Please Vote!
It is very important that shareholders vote as soon as possible. Ballots are due back to the proxy solicitor by December 15, the date of the shareholder meeting,

--------------------------------------------------------------------------------
This solicitation is sent by the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. board of directors in connection with the special meeting of shareholders to be held on December 15, 2006 at 2 p.m. at 680-8th St., Des Moines, IA, 50392, and at any adjournment or postponement thereof.
--------------------------------------------------------------------------------

Please read the proxy statement when available because it contains important information. The proxy statement is also available at no cost on the SEC's Web site (http://www.sec.gov/).

Principal Investors Fund, Inc. is distributed by Princor Financial Services Corporation, 800-247-4123, member SIPC. Securities are offered through Princor(R) and/or independent broker/dealers. Securities sold by a Princor Registered Representative are offered through Princor. Princor is a member of the Principal Financial Group(R), Des Moines, IA 50392.

Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.

#6290092008

Buckslip inserted into all PIF Proxy Mailings


(Picture of Computer   Your Proxy Vote is Important!
 and Phone)
                       And now your can Vote your
                       Proxy on the PHONE or on
                       the INTERNET.

                       It saves Money! Telephone and Internet
                       voting saves postage costs. Savings
                       which can help to minimize shareholder
                       meeting expenses.
                       It saves Time! Telephone and Internet
                       voting is instantaneous - 24 hours a day.
                       It's Easy! Just follow these simple steps:
                         1. Read your proxy statement and have it at hand
                         2. Call toll-free 1-866-241-6192 or go to our Web site:
                                 https://vote.proxy-direct.com
                         3. Follow the recorded or on-screen directions.
                         4. Do not mail your Proxy Card when you vote by phone
                            or Internet.